UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2024

Outlook Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

485 Route 1 South Building F, Suite 320 Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	OTLK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As reported by Outlook Therapeutics, Inc. (the “Company”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on May 16, 2023, the Company entered into an at-the-market-sales agreement (the “Sales Agreement”) with BTIG, LLC (“BTIG”), pursuant to which the Company may issue and sell shares of its common stock, $0.01 par value per share (“Common Stock”), from time to time through BTIG as sales agent and/or principal having an aggregate offering price of up to $100,000,000 (the “Shares”).

On April 12, 2024, the Company and BTIG entered into an amendment (the “Amendment”) to the Sales Agreement, pursuant to which the parties agreed to expand the meaning of the defined term “Registration Statement” in the Sales Agreement to include the shelf registration statement (File Number 333-278340) on Form S-3 that was filed with the Commission on March 28, 2024 and declared effective on April 5, 2024 (the “New Registration Statement”). The New Registration Statement replaces the shelf registration statement (File Number 333-254778) on Form S-3 (the “Prior Registration Statement”) that was in effect at the time the Sales Agreement was executed.

The offer and sale of the Shares through BTIG will be made pursuant to the New Registration Statement, and a related prospectus supplement filed with the Commission on the date hereof (the “Prospectus Supplement”), pursuant to which the Company is offering shares of its Common Stock having an aggregate offering price of up to $93,731,868. The Prospectus Supplement supersedes, and the Company has ceased the use of and the offering of Common Stock under, the Prior Registration Statement.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the opinion of Cooley LLP relating to the validity of the Common Stock is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment, dated April 12, 2024, to Sales Agreement, dated May 16, 2023, by and between the Company and BTIG.
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.

Date: April 12, 2024	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer